Investment Strategy - THE GABELLI DIVIDEND GROWTH FUND	Apr. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying stocks. Dividend paying stocks include, for example, common stocks, preferred stocks, and convertible securities. In addition to seeking out stocks that pay a dividend, the Fund will focus on stocks that the portfolio manager believes are well positioned to increase their dividend over the long term. In selecting investments, the portfolio manager will consider, among other things, the market price of the issuer’s securities, earnings expectations, dividend paying and other earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager will also consider changes in economic and political outlooks as well as individual corporate developments. For additional information about selection of investments suitable for the Fund, see page 9 of the prospectus.

In general, the portfolio manager seeks to take advantage of investors’ tendency to overemphasize near term events by investing in companies which are temporarily undervalued and which may return to a significantly higher valuation. The portfolio manager will sell any Fund investments which lose their perceived value relative to other investments in the judgment of the portfolio manager.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting primarily of common stocks. Many of the common stocks the Fund will buy will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The Fund’s secondary objective is to achieve current income by investing in dividend paying common stocks.

The Fund may invest up to 40% of its total assets in equity securities of non-U.S. issuers.